UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2016

MATCH GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	001-37636	26-4278917
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8300 Douglas Avenue, Suite 800, Dallas, TX	75225
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:        (214) 576-9352

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On May 24, 2016, Match Group, Inc. (the “Company”) announced that it intends to commence a proposed private unregistered offering (the “Offering”) of $400 million aggregate principal amount of senior notes due 2024 (the “Notes”).

In connection with the Offering, the Company is furnishing in Exhibit 99.1, which is incorporated by reference into Item 7.01 of this Current Report on Form 8-K, the unaudited pro forma combined financial information of Match Group, Inc. for the three month periods ended March 31, 2016 and 2015 and each of the years ended December 31, 2015 and 2014 to reflect (i) the acquisition of Plentyoffish Media Inc. (“PlentyOfFish”), (ii) the exchange of $445.2 million of 6.75% senior notes of the Company due 2022 for $445.3 million of IAC 4.75% senior notes due 2022, (iii) the borrowing of $800.0 million under the Company’s term loan facility and (iv) the Offering and the application of proceeds thereof, each as if they had been completed as of January 1, 2014 ((i)-(iv) collectively, the “Pro Forma Transactions”).

Also in connection with the Offering, the Company is furnishing in Exhibit 99.2, which is incorporated by reference into Item 7.01 of this Current Report on Form 8-K, (i) historical and unaudited pro forma Adjusted EBITDA after giving effect to the Pro Forma Transactions on a combined basis for the three months ended March 31, 2016 and 2015 and for the years ended December 31, 2015 and 2014; (ii) unaudited pro forma combined Adjusted EBITDA after giving effect to the Pro Forma Transactions by reportable segment for the three months ended March 31, 2016 and 2015, for the years ended December 31, 2015 and 2014 and for the trailing twelve months ended March 31, 2016; and (iii) for Adjusted EBITDA, a non-GAAP measure, reconciliations to the most directly comparable GAAP measure.

Also in connection with the Offering, the Company is furnishing in Exhibit 99.3, which is incorporated by reference into Item 7.01 of this Current Report on Form 8-K, unaudited pro forma information for certain key revenue metrics including paid member count and average revenue per paying user for the three month periods ended March 31, 2016 and 2015 and for each of the years ended December 31, 2015 and 2014 as if the acquisition of PlentyOfFish had occurred on January 1, 2014.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1, 99.2 and 99.3 hereto) is being furnished and shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On May 24, 2016, the Company issued a press release announcing the commencement of the Offering. A copy of the press release is attached hereto as Exhibit 99.4 and is incorporated by reference into this Item 8.01.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description of Exhibit
99.1	Match Group, Inc. Unaudited Pro Forma Combined Financial Information.

99.2	Match Group, Inc. Summary Unaudited Pro Forma Financial Data.

99.3	Match Group, Inc. Unaudited Pro Forma Key Revenue Metrics.

99.4	Press Release of Match Group, Inc. dated May 24, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATCH GROUP, INC.

	By:	/s/ Gary Swidler
	Name:	Gary Swidler
	Title:	Chief Financial Officer

Date: May 24, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Match Group, Inc. Unaudited Pro Forma Combined Financial Information.

99.2	Match Group, Inc. Summary Unaudited Pro Forma Financial Data.

99.3	Match Group, Inc. Unaudited Pro Forma Key Revenue Metrics.

99.4	Press Release of Match Group, Inc. dated May 24, 2016.